Athena Behavorial Tactical Fund

a Series of Northern Lights Fund Trust

Class A shares ATVAX
Class I shares ATVIX
Class C shares ATVCX

Supplement dated January 22, 2021 to the Prospectus dated August 28, 2020

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Effective January 22, 2021, AthenaInvest Advisors, LLC will replace Princeton Fund Advisors, LCC as the Fund’s investment adviser. All references to Princeton Fund Advisors, LLC and its portfolio managers are hereby deleted.

Additionally, the “Principal Investment Strategies” section on pages 2 and 7 of the Fund’s prospectus are hereby restated as follows:

To achieve its investment objective, the Fund seeks investment exposure to domestic, foreign and emerging market equity markets. To do so, the Fund invests primarily in the following security and derivative types that either themselves invest in or provide investment exposure to domestic, foreign and emerging market equities:

•	exchange traded funds (ETFs)
•	exchange traded notes (ETNs)
•	other mutual funds
•	groups of equity securities related by index or markets (such as stock baskets and other index-or market-based groups of related equity securities)
•	total return swaps on broad-based equity indices and options on equities or equity indices

The Fund is designed to invest in global markets which the portfolio managers believe have the most attractive expected returns on an unconstrained basis. The Adviser’s portfolio managers use patented research related to behavioral finance to determine what they believe are the most attractive equity markets, levels of exposure and capitalization ranges in which to invest. If no equity markets are deemed attractive, the Fund may invest in cash equivalents until the portfolio managers believe more attractive opportunities are available. Unlike tactical strategies that may be used by other funds, the Adviser’s tactical strategy does not seek to avoid market downturns but instead focuses on what market the Adviser believes to be the most attractive investment opportunity.

Depending on the portfolio managers’ determinations regarding the attractiveness of equity markets, the Fund will invest all of its assets in:

•	securities, swaps or options providing exposure to U.S. large cap equities;
•	securities, swaps or options providing exposure to U.S. small cap equities;
•	securities, swaps or options providing exposure to international equities; or
•	cash and cash equivalents

If the portfolio managers believe that the potential return in a particular equity market segment is high enough, the Fund will use leveraged ETFs, swaps, or options in order to provide additional investment exposure to that segment.

The strategy relies on what the portfolio managers believe to be unique market behavioral indicators that measure macro-level investor preferences for specific investment strategies and return factors. These market indicators are used to estimate expected returns across global equity markets and capitalization levels. These expected returns are used to determine what are believed to be the most attractive equity markets, levels of exposure and capitalization ranges. The portfolio managers then select specific investments they believe exhibit attractive characteristics to expose the portfolio to targeted domestic and foreign equity markets or segments of markets, including high correlation with the targeted market, level of exposure, liquidity, simplicity of implementation, and expense. If the expected return is high enough, the Fund can take opportunistic positions up to two times market exposure. The Fund may invest in options positions when the portfolio managers determines that options provide a more efficient way to increase or reduce the Fund’s overall market exposure.

The Fund may at times hold all or a portion of its assets in cash and short-term, highly-liquid investments, such as money market instruments, U.S. government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions either due to pending investments or when expected equity returns are very low or negative.

The Adviser may engage in frequent trading of the Fund’s portfolio, resulting in a higher portfolio turnover rate.

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This Supplement and the existing Prospectus and Statement of Additional Information dated August 28, 2020 provides relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by visiting www.athenatacticalfund.com or calling 1-888-868-9501.